                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                  FORM T - 1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                         ---------

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
             (Exact name of trustee as specified in its charter)

                                  13-3781471
                              (I. R. S. Employer
                             Identification No.)

          100 Wall Street, New York, NY                             10005
     (Address of principal executive offices)                    (Zip Code)

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                           FOR INFORMATION, CONTACT:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

                             ---------------------

                      PUBLIC SERVICE COMPANY OF COLORADO
              (Exact name of obligor as specified in its charter)

     Colorado                                           84-0296600
     (State or other jurisdiction of                    (I. R. S. Employer
     incorporation or organization)                     Identification No.)

     1225 17th Street                                   80202
     Denver, Colorado
     (Address of principal executive offices)           (Zip Code)

                             ---------------------

                       FIRST COLLATERAL TRUST SECURITIES

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Item 1.   GENERAL INFORMATION.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

                          Name                           Address
                          ----                           -------
               Comptroller of the Currency          Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

     Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-34113.

     Exhibit 5.  Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on December 31, 1997, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.  Not applicable.

     Exhibit 9.  Not applicable.


                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of March, 1998.

                                       FIRST TRUST OF NEW YORK,
                                         NATIONAL ASSOCIATION



                                       By: /s/ Catherine F. Donohue
                                           ------------------------
                                           Catherine F. Donohue
                                           Vice President

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                                                                      Exhibit 7

                   FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                          STATEMENT OF FINANCIAL CONDITION
                                   AS OF 12/31/97

                                      ($000'S)

                                                           12/31/97
                                                           --------
ASSETS
     Cash and Due From Depository Institutions              $37,537
     Federal Reserve Stock                                    3,439
     Fixed Assets                                               698
     Intangible Assets                                       74,459
     Other Assets                                             6,072
                                                           --------
       TOTAL ASSETS                                        $122,205

LIABILITIES
     Other Liabilities                                        8,020
                                                           --------
     TOTAL LIABILITIES                                        8,020

EQUITY
     Common and Preferred Stock                               1,000
     Surplus                                                120,932
     Undivided Profits                                       (7,747)
                                                           --------
       TOTAL EQUITY CAPITAL                                 114,185

TOTAL LIABILITIES AND EQUITY CAPITAL                       $122,205

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association

By: /s/ Catherine F. Donohue
   ------------------------------------------
    Vice President

Date: March 4, 1998